Intangible assets (Tables)	12 Months Ended
Jun. 30, 2020
Text block [abstract]
Summary of Intangible Assets

	2020			2019
	Goodwill	Other intangibles	Total	Goodwill	Other intangibles	Total
	US$M	US$M	US$M	US$M	US$M	US$M
Net book value
At the beginning of the financial year	247	428	675	247	531	778
Additions	–	98	98	–	31	31
Amortisation for the year	–	(118)	(118)	–	(142)	(142)
Impairments for the year	–	–	–	–	(14)	(14)
Transfers and other movements	–	(31)	(31)	–	22	22

At the end of the financial year (1)	247	377	624	247	428	675

– Cost	247	1,580	1,827	247	1,697	1,944
– Accumulated amortisation and impairments	–	(1,203)	(1,203)	–	(1,269)	(1,269)

(1)
The Group’s aggregate net carrying value of goodwill is US$247 million (2019: US$247 million), representing less than one per cent of net equity at 30 June 2020 (2019: less than one per cent). The goodwill is allocated across a number of CGUs.